                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                          Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               BIKERS DREAM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                               BIKERS DREAM, INC.
                                1420 VILLAGE WAY
                           SANTA ANA, CALIFORNIA 92705





                                                                   July 8, 1998


To Our Shareholders:

        You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Bikers Dream, Inc. (the "Company") which will be held at 8:00 a.m. on July 31, 1998, at 237 Park Avenue, 9th Floor, New York, New York. All holders of the Company's outstanding common stock as of June 24, 1998 are entitled to vote at the Annual Meeting.

        Enclosed is a copy of the Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission. A current report on the business operations of the Company will be presented at the meeting and shareholders will have an opportunity to ask questions.

        We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                          Sincerely,



                                          Herm Rosenman
                                          President and Chief Executive Officer

                               BIKERS DREAM, INC.
                                1420 VILLAGE WAY
                           SANTA ANA, CALIFORNIA 92705

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 31, 1998


        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Bikers Dream, Inc., a California corporation (the "Company"), will be held at 8:00 a.m., local time, on July 31, 1998 at 237 Park Avenue, 9th Floor, New York, New York (the "Annual Meeting") for the following purposes:

        1. To elect five directors to the Board of Directors;

        2. To approve the Company's 1998 Stock Option Plan;

        3. To ratify the appointment of Singer, Lewak, Greenbaum & Goldstein, LLP as the Company's independent auditors; and

        4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on June 24, 1998 as the record date for the determination of shareholders entitled to notice of and vote at the Annual Meeting and all adjourned meetings thereof.

                                          By Order of the Board of Directors





                                          Herm Rosenman
                                          President and Chief Executive Officer



Dated: July 8, 1998


PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                               BIKERS DREAM, INC.
                                1420 VILLAGE WAY
                           SANTA ANA, CALIFORNIA 92075

                              --------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 31, 1998

                               ------------------

                                VOTING AND PROXY

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Bikers Dream, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 8:00 a.m., local time, on July 31, 1998, at 237 Park Avenue, 9th Floor, New York, New York (the "Annual Meeting") and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. In voting by proxy with regard to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Shareholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by shareholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of all directors, the approval of the Company's 1998 Stock Option Plan and for the ratification of Singer, Lewak, Greenbaum & Goldstein, LLP as the Company's independent auditors. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in accordance with their best judgment. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the Annual Meeting in person.

VOTING SECURITIES

        As of June 24, 1998, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 2,814,107 shares of common stock, no par value (the "Common Stock"), three shares of the Series A Convertible Preferred stock, no par value (the "Series A Preferred Stock"), 943,463 shares of the Series B Convertible Preferred stock, no par value (the "Series B Preferred Stock") and 155 shares of Series C Convertible Preferred Stock, no par value (the "Series C Preferred Stock").

        Holders of Common Stock and Series A Preferred Stock are entitled to one vote per share. Holders of Series B and Series C Preferred Stock are entitled to that number of votes equal to the number of shares of Common Stock issuable upon conversion of the stock, which is 943,463 and 1,215,686, respectively, as of June 24, 1998. All shares entitled to vote shall hereinafter be collectively referred to as "Shares." Notwithstanding the foregoing, shareholders may exercise cumulative voting rights with respect to the election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected (five) multiplied by the number of votes held in his or her name on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires.

        Pursuant to California law, no shareholder can cumulate votes unless prior to the voting at the Annual Meeting, a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the Annual Meeting and the nominee for which the shareholder intends to cumulate votes has properly been nominated. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

VOTES REQUIRED

        The presence, in person or by proxy, of a majority of the Shares is necessary to constitute a quorum at the Annual Meeting. The five candidates for election of directors receiving the highest number of votes will be elected, whether or not votes are cumulated. The adoption of the Company's 1998 Stock Option Plan and the ratification of the appointment of Singer Lewak Greenbaum & Goldstein, LLP as the Company's independent public accountants for the 1998 fiscal year requires the approval of a majority of the Shares present or represented by proxy and voting at the meeting.

        Abstentions and "broker non-votes" (shares which are held by brokerage firms for their clients, but as to which the firms have not received voting instructions from their clients and therefore do not have the authority to vote) will be counted for purposes of determining a quorum, but will not count as votes in favor of the election of directors, and will have the effect of votes against Proposals 2 and 3.

SOLICITATION AND COST

        The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about July 8, 1998 to all shareholders entitled to vote at the Annual Meeting.

CONFIDENTIALITY

        It is the Company's policy that all proxy cards and other materials that identify the particular vote of a shareholder be kept confidential, except in the following circumstances: (1) to allow independent election inspectors to certify the results of the vote; (2) as necessary to meet applicable legal requirements, including the pursuit or defense of a judicial action; (3) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, or as to the accuracy of the tabulation of such proxies; (4) where a shareholder expressly requests disclosure or has made a written comment on a proxy card; (5) where contacting shareholders by the Company is necessary to obtain approval, the names of shareholders who have or have not voted (but not how they voted) may be disclosed to the Company by the independent election inspectors; (6) aggregate vote totals may be disclosed to the Company from time to time; and (7) in the event of any solicitation of proxies with respect to any of the securities of the Company by a person other than the Company of which solicitation the Company has actual notice.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

        Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are elected and shall qualify. It is intended that the proxies solicited by the Board of Directors will be voted for election of the five nominees listed below unless a contrary instruction is made on the proxy. If for any reason one or more of these nominees should be unavailable as a candidate for director, an event which is not anticipated, the persons named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors.

        THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT ALL FIVE NOMINEES LISTED BELOW A DIRECTOR OF THE COMPANY.

NOMINEES

        HERM ROSENMAN, age 50, has been the Company's President and Chief Executive Officer and a director since September 1997, and has been nominated to succeed Donald Duffy as the Company's Chairman of the Board following his election as a director at the Annual Meeting. From 1996 through 1997 Mr. Rosenman was a principal with Pacific Consulting Group. From 1994 to 1997 Mr. Rosenman was the chief executive officer of RadNet, a healthcare provider. From 1991 to 1995 he was the President and chief executive officer of Ireland Coffee, an upscale coffee chain he founded in a joint venture. From 1988 to 1991 Mr. Rosenman was the chief financial officer of Rexene, a plastics and petrochemicals manufacturer. Prior to 1988, Mr. Rosenman worked for Coopers & Lybrand for 20 years, 10 of which he was a partner, where he served clients in many industries including manufacturing, telecommunications, pharmaceuticals and construction. Mr Rosenman received a B.B.A. from Pace University and an M.B.A. from the Wharton School of Business.

        DONALD J. DUFFY, age 30, is a founder and principal of Meyer, Duffy & Associates, Inc., an investment management and strategic consulting group based in New York. Meyer, Duffy & Associates has been involved in the financing and development of several companies and Mr. Duffy has served in a variety of investment management and analytical positions specializing in research and investments in retail, gaming and technology companies. Mr. Duffy is currently a director and the Chairman of the Company and is the former Chief Executive Officer of the Company.

        HUMBERT POWELL, III, age 60, is an associate with Sanders, Morris and Mundy, an investment banker and broker/dealer, and is currently a director of the Company. Since 1966, Mr. Powell has served in various corporate finance and investment banking capacities including Chairman of Marleau, Lemire USA, Senior Managing Director of Bear Stearns and Senior Vice President of E.F. Hutton. Mr. Powell is also a director of Osicom Technologies and PCS World.

        JOHN RUSSELL, age 48, was elected to the board of directors in 1997. Mr. Russell is President of the Ducati Owners Club Northeast and owns and operates a fine arts business. Mr. Russell has over twenty years of retail experience and an extensive background managing, supervising and consulting in motorcycle related businesses.

        BRUCE SCOTT, age 51, has, since January 1998, been the President of Cana Capital Corporation, the Secretary and Treasurer of Big Bike Boutique, a retail apparel distributor, the President of Bikers Dream stores in Tampa Bay, Jacksonville and Panama City, and the President of Bay Honda, a motorcycle retailer. From December 1995 through December 1997 Mr. Scott was the Senior Vice President of Republic Security Services, a security system company which was, at the time, a division of Republic Industries. From 1985 to 1995 Mr. Scott was the President of Scott Alarm, a privately held security system company that was sold to Republic Industries in 1995. Mr. Scott is being nominated as a director of the Company for the first time.

CURRENT DIRECTOR

        Terrance Quinn, age 43, was elected to the Board of Directors in 1997. Mr. Quinn is a portfolio manager at Crestwood Capital Partners, L.P., an affiliate of Furman Selz, LLC. Mr. Quinn has a background in asset management and investment research and has been named an Institutional Investor All-Star Analyst for ten consecutive years. Mr. Quinn will be resigning from the Board and is not a nominee for re-election.

DIRECTOR COMPENSATION

        All existing directors were granted an option to purchase 10,000 shares of Common Stock at fair market value at the time of initial election or appointment to the Board. New directors will receive an option to purchase 5,000 shares of Common Stock upon initial election or appointment to the Board, and thereafter on each anniversary of their first election or appointment as director, each director will receive an option to purchase an additional 2,000 shares of Common Stock, all of which will vest fully upon grant. Directors are also entitled to reimbursement for out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors.

BOARD OF DIRECTORS MEETINGS

        The Board of Directors of the Company held 18 meetings during the fiscal year ended December 31, 1997, including actions taken by unanimous written consent in lieu of a meeting. No Director attended less than 75% of the total number of meetings of the Board of Directors and of all committees of which he was a member.

        The Board has a compensation committee and an audit committee. The compensation committee is comprised of Messrs. Powell, Quinn and Russell. The audit committee is comprised of Messrs. Powell, Quinn and Duffy. The compensation committee will evaluate the performance of the Company's officers and make recommendations to the Board concerning compensation. The audit committee meets to review the results of the annual audit and to discuss the financial statements. The Board does not have a nominating committee.


                       APPROVAL OF 1998 STOCK OPTION PLAN
                                  (Proposal 2)

        On June 1, 1998, the Company's Board of Directors adopted, subject to stockholder approval, the Bikers Dream, Inc. 1998 Stock Option Plan ("1998 Plan") initially providing for the grant by the Company of options to purchase up to 1,000,000 shares of the Company's Common Stock, of which it is anticipated that 50,000 shall be issued to directors and 750,000 to employees in the form of incentive stock options, and 200,000 shall be issued to non-employees (not including directors) in the form of non-qualified stock options. As of June 1, 1998, approximately 125 employees, officers, directors and consultants were eligible to participate in the 1998 Plan. The text of the 1998 Plan is set forth in its entirety as Exhibit A to this Proxy Statement. The following summary of the 1998 Plan is subject to, and qualified in its entirety by, reference to Exhibit A.

PURPOSE OF THE 1998 PLAN

        The purpose of the 1998 Stock Option Plan is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified employees, including officers, directors and consultants. The Plan is intended to advance the interests of the Company by affording such employees, officers, directors and consultants upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company.

SUMMARY OF THE 1998 PLAN

        The 1998 Plan provides for the grant by the Company of options to purchase shares of the Company's Common Stock to its officers, directors, employees and consultants. The 1998 Plan provides that it is to be administered by a committee appointed by the Board of Directors (the "Committee") who are "disinterested" as such term is defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended or, in the absence of such Committee, by the Board of Directors. The Committee has discretion, subject to the terms of the 1998 Plan, to select the persons entitled to receive options under the 1998 Plan, the terms and conditions on which options are granted, the exercise price, the time period for vesting such shares and the number of shares subject thereto.

        Options granted under the 1998 Plan may be either "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code or "non-qualified stock options," as determined by the Committee at the time of grant. No incentive stock option may be granted to any person who owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock or of its parent ("10% Shareholders") unless the exercise price is at least equal to 110% of fair market value on the date of grant. Options may be granted under the 1998 Plan for terms of up to 10 years, except for incentive stock options granted to 10% Shareholders which are limited to 5-year terms. The exercise price in the case of incentive stock options granted under the 1998 Plan must be at least equal to the fair market value of the Common Stock as of the date of grant (fair market value of the Common Stock as of June 24, 1998 is $4.25 per share). No incentive stock options may be granted to an optionee under the 1998 Plan if the aggregate fair market value (determined on the date of grant) of the stock with respect to which incentive stock options are exercisable by such optionee in any calendar year under all such plans of the Company and its affiliates exceeds $100,000.

        Options granted under the plan may be exercised in whole at any time, or in part from time to time, with respect to whole shares only, within the period permitted for exercise and shall be exercised by written notice to the Company. In addition to payment of the option price, the participant shall pay to the company in cash or in Common Stock the amount the Company is required to withhold or pay under federal or state law with respect to the exercise of the option or, in the alternative, the number of shares delivered by the Company under exercise of the option shall be appropriately reduced to reimburse the Company for such payment. Except as otherwise provided in the 1998 Plan, an incentive stock option may not be exercised at any time unless the holder is then an employee of the Company or its subsidiaries.

        The Board of Directors may terminate and in any respect amend or modify the 1998 Plan, except that shareholder approval is required in order to (i) materially increase the total number of shares of Common Stock available under the 1998 Plan (unless such increase is a result of changes in capitalization as described in the 1998 Stock Option Plan); (ii) materially increase the benefits accruing to participants under the 1998 Plan; (iii) materially modify the requirements as to eligibility for participation in the 1998 Plan; (iv) extend the period during which any option may be granted or exercised; (v) reprice any option previously granted under the Plan; or (vi) extend the term of the 1998 Plan. Except as otherwise provided in the 1998 Plan, no amendment, modification or termination of the 1998 Plan shall in any manner adversely affect the rights of any participant under the 1998 Plan without the consent of such participant.

FEDERAL INCOME TAX CONSEQUENCES

        Non-qualified Stock Options

        Holders of non-qualified stock options ("NQOs"), including directors' NQOs, do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of Common Stock on the date of exercise of the NQO exceeds the exercise price paid. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO.

        In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Securities Exchange Act of 193, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his option.

        Incentive Stock Options

        Holders of incentive stock options ("ISOs") will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either (a) two years from the date of grant of the option or (b) one year from the date of transfer of the shares to the optionee upon exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of (1) the fair market value of the option stock minus the option price, or (2) the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. The Company will be entitled to a tax deduction in regard to an incentive stock option only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

        Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year or two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

STOCK OPTION GRANTS

        To date there have been no options granted under the 1998 Plan. Option grants to officers and employees under the 1998 Plan will be determined by the Board or a committee thereof as set forth therein. Accordingly, future grants to such persons are not determinable at this time. Directors will be entitled to receive an option to purchase 5,000 shares of Common Stock upon initial election or appointment to the Board, and thereafter on each anniversary of their first election or appointment as director, each director shall receive an option to purchase an additional 2,000 shares of Common Stock.
All such options will vest fully upon grant.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1998 STOCK OPTION PLAN.

                      RATIFICATION OF INDEPENDENT AUDITORS
                                  (PROPOSAL 3)

        The Board of Directors has appointed the firm of Singer, Lewak, Greenbaum & Goldstein, LLP, who audited the Company's 1996 and 1997 financials, as independent public accountants of the Company for the current fiscal year, and the stockholders are being asked to ratify such selection. The Board of Directors expects that a representative of Singer Lewak Greenbaum & Goldstein, LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF SINGER LEWAK GREENBAUM & GOLDSTEIN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

        The following tables set forth certain information regarding the beneficial ownership, as of June 9, 1998, of each class or series of the Company's stock by (i) each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more of any class of the Company's stock, (ii) each of the Company's directors and named executive officers, and (iii) all officers and directors as a group.

COMMON STOCK


Name and Address of                           Amount and Nature of        Percent of
Beneficial Owner                              Beneficial Ownership (1)    Class (2)
----------------                              ------------------------    ----------
Herm Rosenman, CEO and Director                       18,001(3)                 *
11631 Sterling Ave.
Riverside, CA 92503

Donald J. Duffy, Chairman                            179,493(6)                6%
11631 Sterling Ave.
Riverside, CA 92503

John Russell, Director                                4,000(3)                  *
11631 Sterling Ave.
Riverside, CA 92503

Terrence Quinn, Director                              4,000(3)                  *
11631 Sterling Ave.
Riverside, CA 92503

Humbert Powell, Director                              6,000(3)                  *
11631 Sterling Ave.
Riverside, CA 92503

Bruce Scott, nominee for Director                         -                     -
11631 Sterling Ave.
Riverside, CA 92503

Diana Rosenman, Director of Marketing
and Public Relations                                 18,001(4)                  *
11631 Sterling Ave.
Riverside, CA 92503

Officers and Directors as a Group (Six persons)     209,495(5)(6)             7.3%

Rowland W. Day II (10)                               157,515(3)               5.5%
3070 Bristol, Suite 650
Costa Mesa, CA 92626

MD Strategic, LP                                     914,008(7)                25%
237 Park Avenue, 9th Floor
New York, New York 10017



ADMN Associates                                      372,664 (8)              11.8%
31 Crestview Drive
Pleasantville, New York 10570

Bull Dog Capital Partners                            493,001(9)               14.9%
33 North Garden Ave. #750
Clearwater, Florida 33755

Meyer Duffy Ventures IV, LP                         165,000 (10)              5.5%
237 Park Avenue, 9th Floor
New York, New York 10017

SERIES A PREFERRED STOCK

Bull Dog Capital Partners                                 2                   66.7%
33 North Garden Ave. #750
Clearwater, Florida 33755

Elisabeth M. Custer TTEE FBO William M. Custer            1                   33.3%
14 S. High Street
PO Box 673
New Albany, OH 43504

All Officers and Directors as a Group (six persons)       0                    0%

SERIES B PREFERRED STOCK

Mull Acres Investments, Inc.                           120,000                 13%
c/o Furman Selz
230 Park Avenue
New York, New York 10169

ADMN Associates                                        269,664                 29%
13 Crestview Drive
Pleasantville, New York 10570

MD Strategic, LP                                       184,758                 20%
237 Park Avenue, 9th Floor
New York, New York 10017

Wretton II, LP                                         53,784                  6%
237 Park Avenue, 9th Floor
New York, New York 10017

PV II, LP                                              86,054                  9%
237 Park Avenue, 9th Floor
New York, New York 10017

Donald Duffy, Director                               31,195(11)                3%
237 Park Avenue, 9th Floor
New York, New York 10017

All Officers and Directors as a Group (six persons)  31,195(11)                3%



SERIES C PREFERRED STOCK

Bull Dog Capital Partners                                44                    28%
33 North Garden Ave. #750
Clearwater, Florida 33755

MD Strategic, LP                                         48                    31%
237 Park Avenue, 9th Floor
New York, New York 10017

Meyer Duffy Ventures IV, LP                              12                    8%
237 Park Avenue, 9th Floor
New York, New York 10017

Robert London                                            12                    8%
22 Aurora Drive
Montecito, CA 93108

Donald Duffy, Director                                  6(12)                  4%
237 Park Avenue, 9th Floor
New York, New York 10017

All Officers and Directors as a group (six persons)       6(12)                 4%


        (1) Includes options, warrants or convertible stock which may be exercised or converted within sixty days.

        (2) Based on 2,814,107 shares of common stock, three shares of Series A Preferred Stock, 943,463 shares of Series B Preferred Stock and 155 shares of Series C Preferred Stock outstanding. In calculating the percent of class for each shareholder listed below, the number of Shares which may be acquired upon exercise of options or warrants or upon conversion of preferred stock is added to the number of shares of the class outstanding, resulting in the figure into which the number of shares beneficially owned is divided to determine the percent of class beneficially owned.

        (3) Includes the following number of shares issuable upon exercise of options which are exercisable within sixty days of June 9, 1998:
               Mr. Rosenman 6,667; Mr. Russell 4,000; Mr. Quinn 4,000; Mr. Powell 6,000; Ms. Rosenman 6,667; and Mr. Day 40,000.

        (4) Consists of 11,334 shares and options to purchase 6,667 shares held by Ms. Rosenman's husband, Herm Rosenman.

        (5)    Includes 20,667 shares issuable upon exercise of options.

        (6) In addition to 7,500 shares owned directly, Mr. Duffy beneficially owns a number of shares through certain partnerships in which he holds an interest, as follows: (i) 49,998 shares issuable upon conversion of shares of Series C Preferred Stock (assuming a conversion price of $3.00) based on Mr. Duffy's 10% interest in MD Strategic, LP and Meyer Duffy Ventures IV, LP;
               (ii) 31,195 shares issuable upon conversion of shares of Series B Preferred Stock (assuming a conversion price of $5.00) based on Mr. Duffy's 10% interest in PV II, LP, MD Strategic LP and Meyer Duffy Ventures, LP; 19,905 shares owned through Mr. Duffy's 10% interest in MD Strategic, LP and PV II, LP; and (iii) 48,000 shares issuable upon exercise of options held directly; (iv) 12,500 options held through Mr. Duffy's 50% interest in Meyer, Duffy Associates; and (v) 30,300 options held through Mr. Duffy's 10% interest in PV II, LP, MD Strategic, LP, Meyer Duffy Ventures III, LP, and Meyer Duffy Ventures IV, LP.

        (7)    Includes (i) 213,000 shares issuable upon exercise of warrants;
               (ii) 184,758 shares issuable upon conversion of Series B Preferred Stock (assuming a conversion price of $5.00); (iii) 400,000 shares issuable upon conversion of Series C Preferred Stock (assuming a conversion price of $3.00); and (iv) 116,250 shares of common stock owned directly.

        (8) Includes (i) 103,000 shares issuable upon exercise of warrants; and (ii) 269,664 shares issuable upon conversion of Series B Preferred Stock (assuming a conversion price of $5.00).

        (9)    Includes (i) 75,000 shares issuable upon exercise of warrants;
               (ii) 51,334 shares issuable upon conversion of Series A Preferred Stock (assuming a conversion price of $7.50); and (iii) 366,667 shares issuable upon conversion of Series C Preferred Stock (assuming a conversion price of $3.00).

        (10) Includes (i) 65,000 shares issuable upon exercise of warrants; and (ii) 100,000 shares issuable upon conversion of Series C Preferred Stock (assuming a conversion price of $3.00).

        (11) Based upon Mr. Duffy's 10% interest in PV II, LP, MD Strategic, LP and Meyer Duffy Ventures III, LP.

        (12) Based upon Mr. Duffy's 10% interest in MD Strategic, LP and Meyer Duffy Ventures IV, LP.

        *      Less than one percent.

                          COMPLIANCE WITH SECTION 16(A)

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. As required by the SEC, and based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal 1997 (i) John Russell and Terrence Quinn, who were appointed as directors in 1997, failed to timely file initial statements of beneficial ownership and failed to timely report the grant of stock options in connection therewith; and (ii) Herm Rosenman, who was appointed chief executive officer in 1997, failed to timely file an initial statement of beneficial ownership and failed to timely report the grant of stock and stock options in connection therewith. In response to these matters, the Company will institute an enhanced compliance program to ensure compliance by directors and officers with future Section 16(a) reporting obligations.

                             EXECUTIVE COMPENSATION

        The following table sets forth certain summary information regarding compensation paid by the Company for services rendered during the last three fiscal years to the Company's Chief Executive Officer during such period. No other executive officers earned in excess of $100,000 per any year during such period.

                             SUMMARY COMPENSATION TABLE


                                        Annual Compensation                        Long Term
                                                                                  Compensation
                              ------------------------------------------    -----------------------
                                                               Other        Restricted   Securities
Name and Position             Year      Salary      Bonus   Compensation      Stock      Underlying
                                                                              Awards       Options
---------------------------------------------------------------------------------------------------
Herm Rosenman, CEO (1)        1997      $45,000        0         0            10,000      460,000
---------------------------------------------------------------------------------------------------
Donald Duffy, Chairman (2)    1997         0           0        (3)             0            0
                              1996         0           0         0              0          40,000
---------------------------------------------------------------------------------------------------
Rowland W. Day II (4)         1997         0           0         0              0            0
                              1996         0           0         0              0          40,000
---------------------------------------------------------------------------------------------------
Dennis Campbell (5)           1996      $82,000        0         0              0          50,000
                              1995      $95,000    $115,000   $11,356(6)        0          50,000
---------------------------------------------------------------------------------------------------


        (1)    Mr. Rosenman was appointed President and CEO in September 1997.
        (2)    Mr. Duffy resigned as CEO in September 1997.
        (3) Mr. Duffy is entitled to receive a motorcycle valued at not more than $20,000.
        (4)    Mr. Day resigned as Co-CEO and Director in 1997.
        (5)    Dennis Campbell resigned as Chairman, CEO and Director in 1996.
        (6)    Includes automobile expenses.

        The following table sets forth certain information regarding stock option grants to the named executive officers during the fiscal year ended December 31, 1997.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                   Number of Securities  Percent of Total Options
                    Underlying Options    Granted to Employees in     Exercise Price     Expiration
Name                     Granted               Fiscal Year                ($/Sh)            Date
---------------------------------------------------------------------------------------------------
Herm Rosenman            470,000                    97%                   $4.00             2002
---------------------------------------------------------------------------------------------------

        No executive officer named in the Summary Compensation Table above exercised stock options during the fiscal year ended December 31, 1997. The following table, which has been adjusted to reflect the Company's February 1998 reverse split, sets forth for each person the fiscal year-end value of unexercised options:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
                        OPTION GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)


                                                                                         Value of Unexercised In-
                                                            Number of Securities         The-Money Options at Fiscal
                        Shares                             Underlying Unexercised                   Year
                      Acquired on        Value           Options at Fiscal Year End(#)              End($)
Name                   Exercise         Realized           Exercisable/Unexercisable     Exercisable/Unexercisable(1)
---------------------------------------------------------------------------------------------------------------------
Herm Rosenman             0                0                     6,667/470,000                       0/0
---------------------------------------------------------------------------------------------------------------------

        (1) The value of the Company's Common Stock for purposes of the calculation was based upon the average of the bid and asked prices for the Common Stock on December 31,1997 as reported by the NASD Electronic Bulletin Board, minus the exercise price.

EMPLOYMENT AGREEMENTS

        The Company entered into a five year employment agreement with Herm Rosenman in September, 1997, pursuant to which Mr. Rosenman is employed as President and CEO of the Company at a total annual salary of not less than $1,105,000. Notwithstanding the foregoing, the Company may elect to defer payment of a portion of the salary in amounts not to exceed 2,361.11 each month during 1998, which deferred payments, if any, shall be payable to Mr. Rosenman in equal payments during the remainder of the term of the agreement. In addition, the Company agreed to grant 460,000 options to Mr. Rosenman at $4.00 per share, vesting over a period of five years. The Company also agreed to issue Mr. Rosenman 10,000 shares of common stock per year over the first three years of his employment contract. Upon a change in control of the Company, Mr. Rosenman is entitled to a payment equal to eighteen months salary, based on his then current rate of compensation.

        The Company entered into a three year employment agreement with Diana Rosenman in May, 1998, pursuant to which Ms. Rosenman is employed as the director of Marketing and Public Relations at initial annual salary of $110,000, subject to annual review by the Board's compensation committee. In addition, the Company agreed to grant Ms. Rosenman an option to purchase 16,000 shares of the Company's Common Stock at $4.00 per share, vesting over a period of three years. Upon termination other than for cause, Ms. Rosenman is entitled to payment equal to six months salary, based on her then current rate of compensation. Ms. Rosenman is the wife of Herm Rosenman, the Company's president and chief executive officer.

        The Company entered into a three year employment agreement with Christopher Ebert in June, 1998, pursuant to which Mr. Ebert is employed as the Chief Financial Officer at an initial annual salary of $80,000, subject to review by the Board's compensation committee from time to time. In addition, the Company agreed to grant Mr. Ebert an option to purchase 25,000 shares of the Company's Common Stock at $4.00 per share, vesting over a period of three years. Upon termination other than for cause, Mr. Ebert is entitled to payment equal to three months salary based on his then current rate of compensation.

LIMITATION ON DIRECTOR'S LIABILITIES UNDER CALIFORNIA LAW

        The liability of the Company's controlling persons, officers or directors is or may be affected in such capacity by the following:

        Section 317 of the California General Corporation Law makes provision for the indemnification of officers and directors in terms sufficiently broad to include indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Act"). The Amended and Restated Articles of Incorporation of the Company authorize the Company to provide indemnification of its officers, directors and agents for breach of duty to the Company and its shareholders through bylaw provisions or indemnification agreements, or both, in excess of the indemnification otherwise permitted by California law, subject to certain limitations.

        The Company's Bylaws provide for the indemnification of its officers and directors to the fullest extent permitted by law. However, as provided by California law, such limitation of liability will not act to limit the liability of a director for (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interest of the Company or its shareholders or that involve the absence of good faith on the part of the director, (iii) any transaction from which a director derived an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director's duty to the Company or its shareholders in circumstances in which the director was aware or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the Company or its shareholders, (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the Company or its shareholders, (vi) any improper transactions between a director and the Company in which the director has a material financial interest or (vii) any unlawful distributions to the shareholders of the Company or any unlawful loan of money or property to, or a guarantee of the obligation of, any director of officer of the Company. In addition, the Company currently maintains directors' and officers' liability insurance and has entered into indemnification agreements with its directors and certain of its officers.

        Insofar as indemnification for liabilities arising under the Act may be permitted to directors and officers of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In April 1996, the Company obtained two 90-day, 14% unsecured loans (the "Loans")for $300,000 and $200,000 from M.D. Strategic L.P., a partnership of which Donald Duffy, the Chairman of the Company, is a General Partner. The Loans were extended until September 10, 1996, when $300,000 of the Loan was converted into 142,800 units and $200,000 of the Loan was purchased by an investor. M.D. Strategic L.P. and the investor subsequently converted the notes into 238,000 Units (each Unit consisted of two shares of Common Stock, and two warrants to purchase two shares of common stock).

        In September 1996, the Company sold the assets of its Clearwater, Florida Bikers Dream Superstore and dealership rights to the Company's former President and CEO, Dennis Campbell, for consideration which included 950,000 shares of the Company's common stock owned by Mr. Campbell.

        In September 1996, 90% of the outstanding fees owed to Day Campbell & McGill, a law firm in which Mr. Day, a former director and co-chief executive officer of the Company is a partner, and Meyer, Duffy & Associates, a firm in which Mr. Duffy, a former co-chief executive officer and the current chairman, is a principal, were converted into 11,911 and 7,692 shares, respectively, of the Company's common stock. In addition, in September 1996, the Company issued 10,000 common shares to Day Campbell & McGill, 10,000 common shares to Meyer, Duffy & Associates, and 2,000 common shares to Richard King, a former director of the Company, of the Company's common stock as payment for prior services rendered.

        During 1996 and 1997, the Company incurred legal and/or consulting fees of $133,689 and $215,287 respectively, to Day Campbell & McGill, a law firm in which Mr. Day, a former director and Co-CEO of the Company is a partner. During 1996, the Company incurred $52,201 in legal fees to the law offices of Richard
E. King, Jr., of which Mr. King, a former director and corporate secretary of the Company, is the principal. During 1997 and 1996, the Company incurred consulting fees from Meyer, Duffy & Associates of $22,100 and 93,503, respectively, a firm which Mr. Duffy, a Director of the Company, is a principal.

        In a private offering in January 1997, the Company sold $2,210,000, 12% promissory notes. The promissory notes plus accrued interest were subsequently converted into 2,377,223 shares of Series B preferred stock. M.D. Strategic L.P. and PV II L.P., partnerships in which Donald Duffy, Director of the Company is a general partner, purchased $750,000 of such notes and subsequently converted such notes plus accrued interest into 1,354,054 Series B Preferred shares. In connection with the issuance of the promissory notes, the Company issued 221,000 warrants ("C warrants") to the promissory noteholders, of which these partnerships received 75,000 such warrants. In September 1997, certain holders of C warrants exercised 125,000 warrants to purchase 125,000 common shares, of which these partnerships exercised 55,000 warrants.

        In June 1997, the Company sold $2,710,000, 9.75% convertible promissory notes, of which M.D. Strategic L.P. and MDV III L.P., partnerships in which Donald Duffy, Director of the Company is a general partner, purchased $730,000 of such notes. The notes, plus accrued interest were subsequently converted into 2,774,162 shares of Series B preferred stock, of which these partnerships converted such notes plus accrued interest into 752,992 shares of Series B preferred stock. In connection with the issuance of the promissory notes, the Company issued 273,501 warrants ("E warrants"), of which these partnerships received 73,000 warrants.

        The Company has entered into employment agreements with Herm and Diana Rosenman, husband and wife, who serve as CEO and Director of Marketing and Public Relations, respectively. Details of these agreements are set forth above.

        Terrance Quinn, a Director, is a Fund Manager at Furman Selz, LLC, an investment banking firm which has preformed services for the Company.

                                  OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                              STOCKHOLDER PROPOSAL

        Any proposals of security holders which are intended to be presented at next year's Annual Meeting must be received by the Company at its principal executive offices on or before March 10, 1999 in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                                    EXHIBIT A
                                    ---------

                               BIKERS DREAM, INC.

                             1998 STOCK OPTION PLAN



1.      PURPOSE OF THE PLAN; EFFECTIVENESS.

        The purpose of this 1998 Stock Option Plan ("Plan") of Bikers Dream, Inc., a California corporation ("Company") is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified employees (including officers), directors and consultants. The Plan is intended to advance the interests of the Company by affording to employees (including officers), directors and consultants, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries of the Company.

        This Plan will become effective on the date of its adoption by the Board of Directors of the Company (the "Board"), provided the Plan is approved by the stockholders of the Company (excluding holders of shares of Stock issued by the Company pursuant to the exercise of options granted under this Plan) within twelve months after that date. If the Plan is not so approved by the stockholders of the Company, any options granted under this Plan will be rescinded and will be void. This Plan will be governed by, and construed in accordance with, the laws of the State of California.

2.      LEGAL COMPLIANCE.

        It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

3.      NON-EXCLUSIVITY OF THE PLAN.

        Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

4.      ADMINISTRATION OF THE PLAN.

        4.1    PLAN COMMITTEE.

        The Plan shall be administered by a committee ("Committee") consisting of two (2) or more members of the Board. In the event the Committee is at any time not properly constituted, the Plan will be administered by the Board, and references to the Committee herein shall in such event be then deemed to refer to the Board.

        4.2    GRANTS OF OPTIONS BY THE COMMITTEE.

        In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period.

        The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in SECTION 8. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

        4.3    COMMITTEE PROCEDURES.

        The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

        4.4    FINALITY OF COMMITTEE ACTION.

        The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers, employees and consultants of the Company, including Optionees and their respective successors in interest.

        4.5    NON-LIABILITY OF COMMITTEE MEMBERS.

        No Committee member shall be liable for any action or determination made by him in good faith with respect to the Plan or any Option granted under it.

        4.6    DIRECTOR NQOS.

        (a) As of the date of their first election or appointment as directors each director of the Company shall be automatically granted an NQO to purchase 5,000 shares of the Company's Common Stock (as defined in Section 6), and thereafter on each anniversary of their first election or appointment as director, each director of the Company shall be automatically granted an NQO to purchase 2,000 shares of the Company's Common Stock (as defined in SECTION 6).

        (b) Except as expressly authorized by this SECTION 4.6, directors of the Company who are members of the Committee are not otherwise eligible to participate in the Plan.

        (c) Upon the grant of an NQO to a director, the director shall receive a written option agreement substantially in the form provided for in SECTION 8. Such director shall not be an "Optionee" as defined in SECTION 4.2 of the Plan.

        (d) The exercise price for each NQO granted under this Section shall be one hundred percent (100%) of the Fair Market Value (as defined in SECTION 9) of the Company's Common Stock (as defined in SECTION 6) on the date of grant as determined by the Committee pursuant to SECTION 9 of the Plan. Each NQO granted under this Section shall be for a term of five years and shall be subject to earlier termination as hereinafter provided.

        (e) An NQO granted under this Section may be exercised in whole or consecutive installments, cumulative or otherwise, during its term. In addition, NQOs granted under this Section are subject to the rights and obligations of Optionees, as provided in SECTION 12 of the Plan; provided, however, that the "stock swap feature" provided for in SECTION 12 of the Plan shall be available with respect to all NQOs granted under this Section.

        (f) NQOs granted under this Section shall be subject to the exercise and non-transferability terms of SECTION 15 of the Plan. In the event of the termination of service on the Board by the holder of any NQO granted under this Section, then the outstanding NQOs of such holder shall expire one year after such termination, or their stated expiration date, whichever occurs first.

5.      BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN.

        Subject to the requirements of applicable laws, regulations and Nasdaq or exchange requirements, the Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion.

        Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the Optionee; or
(ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in SECTION 9, without stockholder approval.

6.      SHARES SUBJECT TO THE PLAN.

        For purposes of the Plan, the Committee is authorized to grant Options for up to 1,000,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with SECTION 14, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant options under the Plan with respect to such shares. Of the aggregate number of options issuable under this Plan, it is anticipated that 50,000 shall be issued to directors in the form of NQOs, 200,000 shall be issued to non-employees (not including directors) in the form of NQOs, and 750,000 shall be issued to employees in the form of NQOs or ISOs. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

7.      OPTIONEES.

        Options shall be granted only to full-time elected or appointed officers or other full-time employees of the Company, to employees of companies that do business with the Company or to consultants to the Company designated by the Committee from time to time as Optionees, including, without limitation, members of the Board who are also full-time officers or employees at the time of grant. In no event, however, may a member of the Committee be granted an Option under the Plan. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in SECTION 11.3.

8.      GRANTS OF OPTIONS.

        The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution.

9.      OPTION EXERCISE PRICE.

        The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee.

        For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

10.     CEILING OF ISO GRANTS.

        The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. In the event that an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

11.     DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

        11.1   OPTION PERIOD.

        The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten (10) years from the date on which the Option is granted, or five (5) years in the case of a grant of an ISO to an Optionee who is a ten percent (10%) shareholder at the date on which the Option is granted as described in SECTION 9.

        11.2   EXERCISABILITY OF OPTIONS AND ACCELERATION OF EXERCISEABILITY.

        Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee; provided, however, that except as to officers, directors and consultants, Options granted to employees shall provide that the Optionee may exercise at least 20% of the Options per year over five (5) years from the date the Option is granted, subject to the conditions set forth elsewhere herein, including such as are set forth in SECTION 11.3 and provided for in SECTION 16.

        Notwithstanding the foregoing, the Committee at the time of grant may provide that the vesting of the right to exercise a given Option or portion thereof may be accelerated, during the term of the Option, under one or more of the following circumstances: (i) if the Common Stock of the Company shall be the subject of a tender offer by any person other than the Company which, by its terms, could result in the offerer acquiring more than twenty-five percent (25%) of the then outstanding shares of Common Stock of the Company, or (ii) if the shareholders shall consider, or be asked to consider, merging or consolidating the Company with any other person, or transferring all or substantially all of its assets to any other person, or (iii) if more than twenty-five percent (25%) of the Company's then outstanding voting shares shall be purchased by any person other than the Company, such that granted but unexercisable Options may be exercised at any time following the first public announcement of such event; provided, however, that in no event shall an option be exercised prior to six months after the date of grant or beyond its stated term.

        11.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE", OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT.

        All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company.

        Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 16), he may, at any time before the expiration of three (3) months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve (12) months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him as permitted by Section 15, as the case may be, within twelve (12) months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 16, he may, at any time before the expiration of thirty (30) days after such termination or before the expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of termination of his employment). For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company; or (3) which violates any other directive or policy promulgated by the Company. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "Cause."

12.     MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

        12.1   WRITTEN NOTICE OF EXERCISE.

        An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

        12.2   CASH PAYMENT FOR OPTIONED SHARES.

        If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

        12.3   STOCK SWAP OR STOCK SALE FEATURE.

        At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock acceptable to the Committee, or by a combination thereof. The Committee may, further, in its sole discretion, provide, in lieu of payment of the exercise price in cash, that the Optionee may (i) forfeit Option shares equal to the value of the exercise price, pursuant to a so-called "immaculate cashless exercise," or (ii) immediately sell a portion of the Option shares to a third party in a broker-assisted sale. In the event that the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, and subject to the discretion of the Committee to accept payment in cash only, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of SECTION 9.

        12.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE.

        The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by SECTION 11.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

        12.5   STOCKHOLDER RIGHTS OF OPTIONEE.

        Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by SECTION 11.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in SECTION 14, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

        12.6   HOLDING PERIODS FOR TAX PURPOSES.

        The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

13.     SUCCESSIVE GRANTS.

        Successive grants of Options may be made to any Optionee under the Plan.

14.     ADJUSTMENTS.

        If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, combination, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share.

        In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

        In the event of a Reorganization (as hereinafter defined), then,

        a. If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or

        b. If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

        The term "Reorganization" as used in this SECTION 14 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

        The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than thirty (30) calendar days' advanced written notice of any date fixed by the Committee pursuant to this SECTION 14 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his option only to the extent that the option was exercisable on the date such notice was provided to the optionee.

        Any adjustment to any outstanding ISO pursuant to this SECTION 14, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this SECTION 14 referred to as the -old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

        No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under
Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

        All adjustments and determinations under this SECTION 14 shall be made by the Committee in good faith in its sole discretion.

15.     NON-TRANSFERABILITY OF OPTIONS.

        Except as otherwise permitted by the Committee in compliance with law and regulations, an Option shall be exercisable only by the Optionee, or in the event of his disability, by his guardian(s), conservator(s), or other legal representative(s), during the Optionee's lifetime. In the event of the death of the Optionee, an Option shall be exercisable by his legal representative(s), legatee(s), or heir(s), as the case may be, or by such person(s) as he may designate as his beneficiary or beneficiaries in a signed statement included as a part of the option agreement.

        No Option shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

        Any attempt to exercise, transfer or otherwise dispose of an interest in an Option in contravention of the terms and conditions of the Plan, or of the option agreement for the Option, shall immediately void the Option.

16.     CONTINUED EMPLOYMENT.

        As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan.

        Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

17.     TAX WITHHOLDING.

        The exercise of any option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any option, the optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in SECTION 9, with reference to the date the amount of tax to be withheld is determined ("Tax Determination Date"). The optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an optionee who is a director or officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), to be effective, must meet all of the following requirements: (i) the election must be made on or prior to Tax Determination Date; (ii) the election must be irrevocable; (iii) the exercise of an option may only be made six months or more subsequent to the grant of that option (except that this limitation will not apply in the event death or disability of the optionee occurs prior to the expiration of the six-month period); and (iv) the election must be made either
(a) six months or more prior to the Tax Determination Date, or (b) within a ten-day "window period" beginning on the third business day following the release of the Company's annual or quarterly summary statement of sales and earnings and ending on the twelfth business day following the date of such release. Where the Tax Determination Date of a director or officer of the Company within the meaning of Section 16 of the 1934 Act is deferred until six months after exercise and that director or officer elects to have the Company withhold shares pursuant to the terms of this SECTION 17, the full amount of option shares shall be issued or transferred to him upon exercise but he will be unconditionally obligated to tender back to the Company on the Tax Determination Date the proper number of shares of Common Stock to satisfy withholding requirements, plus cash for any fractional amount.

18.     TERM OF PLAN.

        18.1   EFFECTIVE DATE.

        Subject to shareholder approval, the Plan shall become effective on June 1, 1998.

        18.2   TERMINATION DATE.

        Except as to options previously granted and outstanding under the Plan, the Plan shall terminate at midnight on June 1, 2008, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in SECTION 5.

        19.    GOVERNING LAW.

        The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

        20.    INFORMATION.

               A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement. Optionees (other than key employees whose duties in connection with the Company assure them access to equivalent information) shall receive financial statements from the Company at least annually as required by Rule 260.140.46 under the California Code of Regulations.

                                   PROXY CARD
                                   ----------

                               BIKERS DREAM, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on July 31, 1998

        The undersigned shareholder of Bikers Dream, Inc., having received the Notice of Annual Meeting of Shareholders and Proxy Statement dated on or about July 8, 1998, hereby constitutes and appoints Herm Rosenman and Donald Duffy, or either of them, as attorneys and proxies and each of them with full power of substitution, to attend and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Bikers Dream, Inc. (the "Company") to be held at 237 Park Avenue, 9th Floor, New York, New York at 8:00 a.m., local time, on July 31, 1998 and at any and all adjournments thereof, with the same force and effect as if the undersigned were personally present, and the undersigned hereby instructs said attorneys and proxies to vote as follows with respect to the matters described in the Proxy Statement:

1. To elect five members of the Company's Board of Directors. The following five persons have been nominated to serve on the Company's Board of Directors:

                                    Donald Duffy
                                    Herm Rosenman
                                    Humbert Powell
                                    John Russell
                                    Bruce Scott

        o FOR all nominees listed above     o WITHHOLD AUTHORITY to vote for
                                              all nominees listed above.


-------------------------------------------------------------------------------
(Instructions: To withhold authority to vote for any one or more individual nominees, write the name of each such nominee on the line provided above.)

        In the event the Directors are to be elected by cumulative voting, the Proxies will have the discretion to cumulate votes and to distribute such votes among all nominees (or if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, if any) in whatever manner they deem appropriate.

2. To adopt the Company's 1998 Stock Option Plan.

        o FOR           o AGAINST                      o ABSTAIN

3. To ratify Singer Lewak Greenbaum & Goldstein, LLP as the Company's Independent auditors.

        o FOR           o AGAINST                      o ABSTAIN

4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY WHICH

RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3. AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING, SAID PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

THIS PROXY when properly executed will be voted in the manner directed herein. If no direction is given, the proxy will be voted FOR Items , 2 and 3 herein.

                                    DATED:_________________________, 1998


                                    _____________________________________
                                    (Signature)


                                    _____________________________________
                                    (Signature)


                                    NOTE: Please sign exactly as you name or names appear on this card. Joint owners should each sign personally. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give your full title as such. (Please sign, date and return this proxy in the enclosed envelope).